As filed with the Securities and Exchange Commission on [date]
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21462
Tortoise Energy Infrastructure Corporation
(Exact name of registrant as specified in charter)
10801 Mastin Blvd., Suite 222, Overland Park, KS 66210
(Address of principal executive offices) (Zip code)
David J. Schulte
10801 Mastin Blvd., Suite 222, Overland Park, KS 66210
(Name and address of agent for service)
913-981-1020
Registrant's telephone number, including area code
Date of fiscal year end: November 30
Date of reporting period: November 30, 2006

Item 1. Report to Stockholders.

Yield

Growth

Quality

2006 Annual Report

Tortoise Energy Infrastructure Corp.

TYG
LISTED
NYSE

"...Steady Wins™"

Company at a Glance
Tortoise Energy Infrastructure Corp. is a pioneering closed-end investment company investing primarily in equity securities of Master Limited Partnerships (MLPs) operating energy infrastructure assets.
Investment Objectives: Yield, Growth and Quality
Our goal is to provide our stockholders with a high level of total return with an emphasis on current distributions.
In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. We accomplish this by maintaining our strategy of investing primarily in energy infrastructure companies with attractive current yields and growth potential.
Tortoise Energy achieves dividend growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to Tortoise Energy. We also seek dividend growth through capital market strategies involving timely debt and equity offerings by Tortoise Energy that are primarily invested in MLP issuer direct placements.
We seek to achieve quality by investing in companies operating infrastructure assets that are critical to the U.S. economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in Tortoise Energy, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.
About Master Limited Partnerships
MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 50 MLPs in the market, mostly in industries related to energy, natural resources and real estate.
Tortoise Energy invests primarily in MLPs in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users. Our investments are primarily in mid-stream (mostly pipeline) operations, which typically produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing dividend stream for our investors.
A Tortoise Energy Investment Versus a Direct Investment in MLPs
Tortoise Energy seeks to provide its stockholders with an efficient alternative to investing directly in MLPs. A direct investment in a MLP potentially offers the opportunity to receive an attractive distribution that is approximately 80 percent tax deferred, with a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. Tortoise Energy is structured as a C Corporation — accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.
Additional features of Tortoise Energy include:
•	One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;
•	A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf;
•	The ability to access investment grade credit markets to enhance the dividend rate; and
•	Access to direct placements and other investments not available through the public markets.

Summary Financial Information  (Unaudited)
Year Ended November 30	2006

Market value per share	$36.13
Net asset value per share	31.82
Total net assets	532,433,365
Unrealized appreciation of investments (excluding interest rate swap contracts)
before deferred taxes	186,051,459
Unrealized appreciation of investments and interest rate swap
contracts after deferred taxes	111,580,962
Net investment loss	(5,798,038)
Total realized gain after deferred taxes	5,524,349
Total investment return based on market value(1)	34.50%
Net operating expenses before leverage costs and taxes as a
percent of average total assets(2)	0.98%
Distributable cash flow as a percent of average net assets(3)	7.54%

(1)	See footnote 6 to the Financial Highlights on page 22 for further disclosure.
(2)	Represents expenses, after fee reimbursement.
(3)	See Key Financial Data which illustrates the calculation of distributable cash flow.
Allocation of Portfolio Assets
November 30, 2006 (Unaudited)
(Percentages based on total investment portfolio)
(Unaudited)
2006 Annual Report	1

January 22, 2007
Fellow Stockholders,
Tortoise Energy Infrastructure Corp.’s (Tortoise Energy) fiscal 2006 results reflect our commitment to yield, growth and quality.
Our portfolio companies exceeded performance expectations as a result of growing energy demand, internal growth projects and acquisitions. This performance, coupled with a strong equity market, low interest rates and strengthening investor confidence in the sector, led to an outstanding year for Tortoise Energy.
Performance Review and Outlook
Tortoise Energy’s total return for fiscal year 2006 was 34.5 percent based on market value, including the reinvestment of quarterly dividends. Our dividends for the year of $2.02 grew 12.8 percent over the $1.79 paid the prior year. Our most recent dividend of $0.53 per common share was our eighth consecutive dividend increase since full investment of the initial public offering proceeds. It represents an annualized dividend rate of $2.12 and is a 16.5 percent increase over the 2005 fourth quarter annualized dividend rate of $1.82.
The average annual percentage increase of distributions of our portfolio companies was 17 percent as compared to their distributions for the prior year. The strength of our portfolio is evidenced by our selection of quality companies, led by excellent management teams who focus on low-risk infrastructure assets and stable recurring revenue streams.
We maintain our expectation that our long-term dividend growth will be approximately 4 percent on an annual basis.
(Unaudited)
2	Tortoise Energy Infrastructure Corp.

Investment Review
In order to increase dividends and long-term stockholder value, we issue debt and equity to allow us to make attractive investments, primarily through issuer direct placements.
In June 2006, Tortoise Energy continued its history of innovation in the capital marketplace by putting in place a universal shelf registration statement which allows the company to issue, in multiple offerings, up to $125 million in common stock, preferred stock or debt securities. The flexible nature of the shelf will allow us to efficiently raise funds to invest in opportunities we believe will increase dividends and long-term stockholder value.
Under the shelf registration, we completed a $50 million public offering of common stock in August 2006 and an additional $52 million common stock offering in December 2006. The proceeds of these offerings were used primarily to repay outstanding debt under a revolving credit facility utilized to fund attractive direct placements and open market purchases.
Since its inception in February 2004 through the date of this letter, Tortoise Energy has helped finance growth in the energy infrastructure MLP sector through the completion of 25 direct purchases from MLP issuers or their affiliates totaling nearly $327 million.
Master Limited Partnership Investment Overview and Outlook
In 2006, the MLP market continued to play a vital role in the expansion of U.S. energy infrastructure. Lehman Brothers estimated that approximately $4 billion was spent on internal growth projects in the 2006 calendar year compared to approximately $3 billion in 2005. Expected internal growth project costs for the next few years exceed $17 billion. In addition, acquisition activity through December 31, 2006 remained strong, with more than $11 billion of mainly natural gas assets entering the MLP sector. We anticipate acquisitions in 2007 will also drive distribution growth, since MLPs currently own less than 50 percent of the refined product, crude oil and natural gas midstream assets in the United States.
(Unaudited)
2006 Annual Report	3

These organic growth projects and acquisitions will require equity and debt financing that could provide direct placement opportunities for Tortoise Energy.
Conclusion
Population and economic growth trends should continue to increase U.S. energy demand. We believe energy infrastructure will directly benefit, providing investors an attractive return with minimal exposure to risks associated with volatile energy commodity prices. We hope that investors seeking expertise in RIT and MLP portfolio management will find Tortoise Energy a compelling option.
Thank you to our stockholders for your continued support. As always, we will strive to deliver a rewarding return and we will remain steadfast to our objective of providing you with an attractive yield, dividend growth and a portfolio of quality companies. We look forward to seeing you at the annual stockholders’ meeting on April 13, 2007. For those unable to attend, please access our webcast of the meeting at www.tortoiseadvisors.com.
Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey	Terry Matlack	David J. Schulte
(Unaudited)
4	Tortoise Energy Infrastructure Corp.

Table of Contents
6	Key Financial Data
8	Management’s Discussion
12	Business Description
15	Schedule of Investments
17	Statement of Assets & Liabilities
18	Statement of Operations
19	Statement of Changes in Net Assets
20	Statement of Cash Flows
21	Financial Highlights
23	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Company Officers and Directors
33	Additional Information
2006 Annual Report	5

Key Financial Data  (Unaudited)
(dollar amounts in thousands unless otherwise indicated)
	Year Ended November 30,
	2005	2006

Total Distributions Received from Investments
Distributions received from master limited partnerships	$36,172	$45,985
Dividends paid in stock	4,403	5,862
Dividends from common stock	95	97
Short-term interest and dividend Income	1,121	746

Total from investments	41,791	52,690
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of reimbursement	4,805	6,254
Other operating expenses	1,450	1,309

	6,255	7,563

Distributable cash flow before leverage costs and current taxes	35,536	45,127
Leverage costs(2)	7,779	11,032
Current income tax expense	214	472

Distributable Cash Flow(3)	$27,543	$33,623

Dividends paid on common stock	$26,506	$31,969
Dividends paid on common stock per share	1.79	2.02
Payout percentage for period(4)	96.2%	95.1%
Total assets, end of period	695,978	928,431
Average total assets during period(5)	663,318	773,568
Leverage (Tortoise Notes, Preferred Stock and short-term credit facility)(6)	235,000	267,450
Leverage as a percent of total assets	33.8%	28.8%
Unrealized appreciation net of deferred taxes, end of period	84,456	196,037
Net assets, end of period	404,274	532,433
Average net assets during period(7)	414,802	446,210
Net asset value per common share	27.12	31.82
Market value per share	28.72	36.13
Shares outstanding	14,906	16,732
Selected Operating Ratios(8)

As a Percent of Average Total Assets
Total distributions received from investments	6.30%	6.81%
Operating expenses before leverage costs and current taxes	0.94%	0.98%
Distributable cash flow before leverage costs and current taxes	5.36%	5.83%
As a Percent of Average Net Assets
Distributable cash flow	6.64%	7.54%
(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, auction agent fee, interest rate swap expenses and preferred dividends.
(3)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions and the value of paid-in-kind distributions; and decreased by dividends to preferred stockholders, current taxes, and realized and short-term unrealized losses (gains) on interest rate swap settlements.
(4)	Dividends paid as a percentage of Distributable Cash Flow.
(5)	Computed by averaging month-end values within each period.
(6)	The balance on the short-term credit facility was $32,450,000 as of November 30, 2006.
(7)	Computed by averaging daily values for the period.
(8)	Annualized for period less than one full year.
6	Tortoise Energy Infrastructure Corp.

	2006
2005 Q4(1)	Q1(1)	Q2(1)	Q3(1)	Q4(1)

$10,188	$10,601	$11,074	$11,715	$12,595
1,197	1,242	1,186	1,689	1,745
26	31	32	34	—
218	197	199	194	156

11,629	12,071	12,491	13,632	14,496
1,300	1,248	1,550	1,660	1,796
397	343	310	321	335

1,697	1,591	1,860	1,981	2,131

9,932	10,480	10,631	11,651	12,365
2,488	2,661	2,723	2,864	2,784
214	59	137	138	138

$7,230	$7,760	$7,771	$8,649	$9,443

$6,764	$7,155	$7,472	$8,494	$8,848
0.455	0.48	0.50	0.51	0.53
93.6%	92.2%	96.2%	98.2%	93.7%
695,978	718,266	758,684	835,250	928,431
725,506	704,996	735,142	786,791	865,220
235,000	235,000	235,000	235,000	267,450
33.8%	32.7%	31.0%	28.1%	28.8%
84,456	99,072	129,299	148,264	196,037
404,274	410,642	432,077	492,866	532,433
421,244	411,181	419,521	446,196	507,852
27.12	27.55	28.91	29.59	31.82
28.72	29.42	28.75	30.62	36.13
14,906	14,906	14,944	16,655	16,732

6.43%	6.94%	6.74%	6.87%	6.72%
0.94%	0.92%	1.00%	1.00%	0.99%
5.49%	6.02%	5.74%	5.87%	5.73%
6.88%	7.65%	7.35%	7.69%	7.46%
2006 Annual Report	7

Management’s Discussion
The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.
Overview
Tortoise Energy seeks is to provide a growing dividend stream to our investors, and when combined with MLP growth prospects, the investment offers the opportunity for an attractive total return. We seek to provide our stockholders with an efficient vehicle to invest in the energy infrastructure sector. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our dividends do not generate unrelated business taxable income (UBTI) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts.
We invest primarily in MLPs through private and public market purchases. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE. Our private purchases principally involve providing financing directly to an MLP through equity investments, which we refer to as direct placements. MLPs typically use this financing to fund growth, acquisitions, recapitalizations, debt repayments and bridge financings. We generally invest in companies that are publicly reporting, but for which private financing offers advantages. These direct placement opportunities generally arise from our long-term relationships with energy infrastructure MLPs and our unique expertise in origination, structuring, diligence and investment oversight.
Critical Accounting Policies
The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.
Determining Dividends Distributed to Stockholders
Our portfolio generates cash flow from which we pay dividends to stockholders. We pay dividends out of our distributable cash flow (“DCF”). Our Board of Directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly dividends. We intend to reinvest the after-tax proceeds of sales of investments in order to maintain and grow our dividend rate. We have targeted to pay at least 95 percent of DCF on an annualized basis.
Determining DCF
DCF is simply distributions received from investments less our total expenses. The total distributions received from our investments includes the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes on our operating income. Each are summarized for you in the table on pages 6 and 7 and are discussed in more detail below.
(Unaudited)
8	Tortoise Energy Infrastructure Corp.

Management’s Discussion
(Continued)
The key financial data table discloses the calculation of DCF. The difference between distributions received from investments in the DCF calculation and net investment income (loss) before taxes as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation reflects distribution income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs are treated as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and (3) distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock), whereas such amounts are not included as income for GAAP purposes. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the expenses that are included in net investment income (loss) before taxes in the Statement of Operations, the DCF calculation reflects dividends to preferred stockholders and realized and short-term unrealized gains (losses) on interest swap settlements as additional leverage costs, as well as current tax expense.
Distributions Received from Investments
Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow our dividend to our stockholders, we evaluate each holding based upon its contribution to our investment income, our expectation for its growth rate, and its risk relative to other potential investments.
We concentrate on MLPs we believe can expect an increasing demand for services from economic and population growth. Our disciplined investment process seeks to select well-managed businesses with real, hard assets and stable recurring revenue streams.
Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities, while seeking to achieve a dividend yield equivalent to a direct investment in energy infrastructure MLPs. In addition, most energy infrastructure companies are regulated and utilize an inflation escalator index that factors in inflation as a cost pass-through. So, over the long-term, we believe MLPs will outpace interest rate increases and produce positive returns.
Total distributions received from our investments relating to DCF for the fiscal year ended 2006 was approximately $52.7 million, representing a 26.1 percent increase as compared to $41.8 million for the fiscal year ended 2005. This increase reflects full-year earnings on $235 million long-term leverage, partial-year earnings from the investment of approximately $48 million of net proceeds from equity issued in August and distribution increases from our MLP investments. The average annual percentage increase of distributions of our MLPs as compared to the distributions of the prior year was 17 percent. In addition, total distributions received from investments represented 6.81 percent of average total assets for the year, an increase from 6.30 percent as compared to fiscal year 2005.
Expenses
We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 0.98 percent of average total assets for the fiscal year ended 2006, as compared to 0.94 percent for the year ended 2005. Operating expenses before leverage costs and current taxes for fiscal year ended 2006 increased 20.9 percent as compared to the year ended 2005, primarily as a result of increased advisory fees. Advisory fees increased as a result of growth in average total assets and from the impact of the contractual reduction in reimbursed advisory fees from 0.23 percent of managed assets to 0.10 percent which took effect March 1, 2006. The reimbursement will continue until 2009. Other operating expenses decreased 9.7 percent as compared to fiscal year 2005, reflecting lower non-asset based costs and general operating efficiencies realized during the year.
(Unaudited)
2006 Annual Report	9

Management’s Discussion
(Continued)
Leverage costs consist of four major components: (1) the direct interest expense, which will vary from period to period as all of our Tortoise Notes and revolving credit line have variable rates of interest; (2) the auction agent fees, which are the marketing costs for the variable rate leverage; (3) the realized gain or loss on our swap arrangements; and (4) our preferred dividends, which also carry a variable rate dividend. We have locked-in all of our long-term leverage costs through interest rate swap agreements, converting our variable rate obligations to fixed rate obligations for the term of the swap agreements. With very little short-term interest rate risk in Tortoise Energy, we now have an all-in weighted average cost of leverage of 4.52 percent with a remaining weighted average maturity of approximately 5 1/2 years. Details of our interest rate swap contracts are disclosed in Note 11 of our Notes to Financial Statements.
As indicated in Note 11, Tortoise Energy has agreed to pay U.S. Bank a fixed rate while receiving a floating rate based upon the one-month or one-week U.S. Dollar London Interbank Offered Rate (“LIBOR”). LIBOR is the primary global benchmark or reference rate for short-term interest rates and is intended to approximate our variable rate payment obligations. The spread between the fixed rate and floating LIBOR rate is reflected in our Statement of Operations as a realized or unrealized gain when the LIBOR rate exceeds the fixed rate (U.S. Bank pays Tortoise Energy the net difference) or a realized or unrealized loss when the fixed rate exceeds the LIBOR rate (Tortoise Energy pays U.S. Bank the net difference). We realized approximately $1.5 million in gains on interest rate swap settlements during the year as compared to approximately $855,000 in losses for the fiscal year ended 2005. This reflects the increase in average LIBOR rates to approximately 5.0 percent for fiscal year ended 2006 as compared to approximately 3.2 percent for the year ended 2005.
Leverage costs increased to $11.0 million for the fiscal year ended 2006 as compared to $7.8 million for year ended 2005, due to an increase in average leverage outstanding, the full implementation of the swap agreements and interest expense associated with short-term lines of credit utilized during the current fiscal year.
Distributable Cash Flow
For fiscal year ended 2006 our DCF was $33.6 million, an increase of $6.1 million or 22.1 percent as compared to fiscal year 2005. This increase is the net result of growth in distributions and expenses as outlined above. Current income tax expense reflects estimated Canadian taxes payable by Tortoise Energy on Canadian income allocated to the company. We paid dividends of $32.0 million ($2.02 per share), representing approximately 95.1 percent of DCF during fiscal year 2006. This is an increase of $5.5 million or 20.6 percent as compared to fiscal year 2005. On a per share basis, we paid a $0.53 dividend on November 30, 2006, a 3.9 percent increase over 3rd Quarter 2006. The annualized run rate of $2.12 per share equates to an 8.5 percent yield on our IPO price of $25.00. With the growth in distributions from the MLPs in which we invest, we expect the dividend to continue to grow at least 4 percent annually.
Taxation of our Distributions
We invest in partnerships which have larger distributions of cash than the accounting income which they generate. Accordingly, the distributions include a return of capital component for accounting and tax purposes on our books. Dividends declared and paid by Tortoise Energy in a year generally differ from taxable income for that year, as such dividends may include the distribution of current year taxable income or returns of capital.
The taxability of the dividend you receive depends on whether Tortoise Energy has annual earnings and profits. If so, those earnings and profits are first allocated to the preferred shares, and then to the common shares. Because most of the distributions we have received from MLPs are not income for tax purposes, we currently have very little taxable income to offset against our expenses.
(Unaudited)
10	Tortoise Energy Infrastructure Corp.

Management’s Discussion
(Continued)
In the event Tortoise Energy has earnings and profits, our dividend, like any other corporate dividend, would be taxable at the 15 percent qualified dividend rate. Our dividend would include a taxable component for either of two reasons: first, the tax characterization of the distributions we receive from MLPs could change and become less return of capital and more in the form of income. Second, we could sell an MLP investment in which Tortoise Energy has a gain. The unrealized gain we have in the portfolio is reflected in the Statement of Assets and Liabilities. Tortoise Energy’s investments at value are $924.6 million, with an adjusted cost of $602.6 million. The $322 million difference reflects gain that would be realized if those investments were sold at those values. A sale could give rise to earnings and profits in that period and make the distributions taxable qualified dividends. Note, however, that the Statement of Assets and Liabilities reflects as a deferred tax liability the possible future tax liability we would pay if all investments were liquidated at their indicated value. It is for these two reasons that we inform you of the tax treatment after the close of each year because both of these items are unpredictable until the year is over. For book purposes, dividends for fiscal year 2006, were comprised entirely of return of capital. For tax purposes, dividends for fiscal year 2006 were approximately comprised of 11 percent qualified dividend income and 89 percent return of capital. This information will be reported to stockholders on Form 1099-DIV and available on our Web site at www.tortoiseadvisors.com.
Liquidity and Capital Resources
Tortoise Energy had total assets of $928 million at fiscal year end 2006. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and other receivables and any expenses that may have been prepaid. During the year, total assets grew from $696 million to $928 million, an increase of 33 percent. This change was primarily the result of an increase in unrealized appreciation of investments of $144 million, increase of leverage of $32 million and $48 million in net equity proceeds from the issuance of 1,675,050 common shares. The Statement of Operations reflects unrealized appreciation before deferred tax expense of $183 million, which includes $39 million in MLP distributions treated as return of capital.
The Company has a $60 million credit facility with U.S. Bank, N.A. maturing June 13, 2007. The credit facility has a variable annual interest rate equal to the one-month LIBOR rate plus 0.75 percent. Proceeds from the credit facility are primarily used to facilitate direct placement equity investments. At November 30, 2006, we had approximately $32 million outstanding under the facility.
Total leverage outstanding of $267 million is comprised of $165 million in auction rate senior notes rated ‘Aaa’ and ‘AAA’ by Moody’s Investors Service Inc. and Fitch Ratings, respectively, $70 million in money market preferred shares rated ‘Aa2’ and ‘AA’ by Moody’s Investors Service Inc. and Fitch Ratings, respectively, and $32 million outstanding under the credit facility. Total leverage represented 28.8 percent of total assets at November 30, 2006 as compared to 33.8 percent at November 30, 2005. Our long-term target for leverage remains approximately 33 percent of total assets. We expect to use our line of credit to make desirable investments as they become available and to reach our targeted leverage amount. As the line of credit increases in size we would issue additional Tortoise Notes or Preferred Stock to repay the line and provide longer-term capital for our Company.
Our Board of Directors has approved a policy permitting temporary increases in the amount of leverage from 33 percent to 38 percent of total assets at the time of incurrence, to allow participation in investment opportunities. The policy requires leverage to be within the limits set forth in the 1940 Act (300 percent and 200 percent asset coverage for debt and preferred shares, respectively) and indicates that leverage will be reduced to our long-term target over time in an orderly fashion from portfolio sales and/or an equity offering.
(Unaudited)
2006 Annual Report	11

Business Description
November 30, 2006
Tortoise Energy
Tortoise Energy Infrastructure Corp. (Tortoise Energy) commenced operations in February 2004. Tortoise Energy’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders and dividend growth. For purposes of Tortoise Energy’s investment objective, total return includes capital appreciation of, and all distributions received from, securities in which Tortoise Energy will invest regardless of the tax character of the distributions.
Tortoise Energy seeks to provide its stockholders with an efficient vehicle to invest in a portfolio of publicly traded master limited partnerships (“MLPs”) in the energy infrastructure sector. Similar to the tax characterization of distributions made by MLPs to its unitholders, Tortoise Energy believes a significant portion of its distributions to stockholders will be treated as a return of capital.
Tortoise Energy is regulated as a non-diversified investment management company, for which Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as the Company’s investment adviser.
Energy Infrastructure Industry
Energy infrastructure companies engage in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (primarily propane), coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. Tortoise Energy typically invests in energy infrastructure companies operating in the United States. Energy infrastructure companies (other than most pipeline MLPs) do not operate as “public utilities” or “local distribution companies,” and are therefore not subject to rate regulation by state or federal utility commissions. However, energy infrastructure companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could cause a reduction in revenue and which could adversely affect profitability. Most pipeline MLPs are subject to government regulation concerning the construction, pricing and operation of pipelines.
Regulated pipeline MLPs are able to set prices (rates or tariffs) to cover operating costs, depreciation and taxes, and provide a return on investment. These rates are monitored by the Federal Energy Regulatory Commission (FERC) which seeks to ensure that consumers receive adequate and reliable supplies of energy at the lowest possible price while providing energy suppliers and transporters a just and reasonable return on capital investment and the opportunity to adjust to changing market conditions.
Master Limited Partnerships
Under normal circumstances, Tortoise Energy invests at least 70 percent of its total assets in equity securities of MLPs that derive at least 90 percent of their income from energy infrastructure operations and are organized as partnerships, thereby eliminating income tax at the entity level.
A MLP has two classes of partners, the general partner and the limited partners. The general partner is usually a major energy company, investment fund or the direct management of the MLP. The general partner normally controls the MLP through a two percent equity interest plus units that are subordinated to the common (publicly traded) units for at least the first five years of the partnership’s existence and then only converting to common if certain financial tests are met.
As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases up to 50 percent of incremental income.
Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.
(Unaudited)
12	Tortoise Energy Infrastructure Corp.

Business Description
(Continued)
Energy infrastructure MLPs in which Tortoise Energy invests can generally be classified in the following categories:
•	Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, pipeline MLPs do not have direct commodity price exposure because they do not own the product being shipped.
•	Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (NGLs). Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.
•	Propane MLPs are distributors of propane to homeowners for space and water heating. Revenue is derived from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately three percent of the household energy needs in the U.S., largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70 percent of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.
•	Coal MLPs own, lease and manage coal reserves. Revenue is derived from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the U.S. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLPs’ ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Clean Air Act standards have on coal end-users.
Tortoise Energy invests primarily in equity securities of MLPs, which currently consist of the following instruments: common units, convertible subordinated units and I-Shares. Almost all MLP common units and I-Shares in which Tortoise Energy invests are listed and traded on the NYSE, AMEX or NASDAQ. Tortoise Energy also may purchase MLP common units through direct placements that are not initially readily tradable. MLP convertible subordinated units are not listed or publicly traded and are typically purchased in direct transactions with MLP affiliates or institutional holders of such shares.
MLP common unitholders have typical limited partner rights, including limited management and voting rights. MLP common units have priority over convertible subordinated units upon liquidation. Common unit holders are entitled to minimum quarterly distributions (MQD), including arrearage rights, prior to any distribution payments to convertible subordinated unit holders or incentive distribution payments to the general partner. MLP convertible subordinated units are convertible into common units on a one-to-one basis after the passage of time and/or achievement of specified financial goals. MLP convertible subordinated units are entitled to MQD after the payments to holders of common units and before incentive distributions to the general partner. MLP convertible subordinated units do not have arrearage rights. I-Shares have similar features to common units except that distributions are payable in additional I-Shares rather than cash. Tortoise Energy invests in I-Shares only if it has adequate cash to satisfy its distribution targets.
Although Tortoise Energy also may invest in equity and debt securities of energy infrastructure companies that are organized and/or taxed as corporations, it is likely that any such investments will be in debt securities because the dividends from equity securities of such corporations typically do not meet Tortoise Energy’s investment objective. Tortoise Energy may also invest in securities of general partners or other affiliates of MLPs and private companies operating energy infrastructure assets.
Summary of Investment Policies
Under normal circumstances, Tortoise Energy will invest at least 90 percent of its total assets (including assets obtained through leverage) in securities of energy infrastructure companies, and will invest at least 70 percent of its total assets in equity securities of MLPs.
(Unaudited)
2006 Annual Report	13

Business Description
(Continued)
Tortoise Energy has adopted the following additional nonfundamental investment policies:
•	Tortoise Energy may invest up to 30 percent of its total assets in restricted securities. Subject to this policy, the Company may invest without limitation in illiquid securities.
•	Tortoise Energy may invest up to 25 percent of total assets in debt securities of energy infrastructure companies, including securities rated below noninvestment grade (commonly referred to as “junk bonds”).
•	Tortoise Energy will not invest more than 10 percent of total assets in any single issuer.
•	Tortoise Energy will not engage in short sales.
Tax Status of Company
Unlike most investment companies, Tortoise Energy is not treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Therefore, Tortoise Energy is obligated to pay federal and applicable state corporate taxes on its taxable income. Unlike regulated investment companies, Tortoise Energy is not required to distribute substantially all of its income and capital gains. Tortoise Energy invests a substantial portion of its assets in MLPs.
Although the MLPs generate income taxable to Tortoise Energy, the Company expects the MLPs to pay cash distributions in excess of the taxable income reportable by the Company. Similarly, Tortoise Energy expects to distribute cash in excess of its taxable income to its stockholders and intends to distribute substantially all of its distributable cash flow (generally, cash from operations less certain operating expenses and reserves).
Summary of Tax Features for U.S. Stockholders
Stockholders of Tortoise Energy hold stock of a corporation. Shares of stock differ substantially from partnership interests for federal income tax purposes. Unlike holders of MLP common units, stockholders of Tortoise Energy will not recognize an allocable share of Tortoise Energy’s income, gains, losses and deductions. Stockholders recognize income only if Tortoise Energy pays distributions from current or accumulated earnings and profits allocable to the particular shares held by a stockholder. Such distributions will be taxable to a stockholder in the current period as dividend income. Dividend income will be treated as “qualified dividends” for federal income tax purposes, currently subject to favorable capital gains rates. If distributions exceed Tortoise Energy’s allocated current or accumulated earnings and profits, such excess distributions will constitute a tax-free return of capital to the extent of a stockholder’s basis in its stock. To the extent excess distributions exceed a stockholder’s basis, the amount in excess of basis will be taxed as capital gain.
Based on the historical performance of MLPs, Tortoise Energy expects that a significant portion of distributions to holders of stock will constitute a tax-free return of capital. In addition, earnings and profits are treated generally, for federal income tax purposes, as first being used to pay distributions on the MMP Shares, and then to the extent remaining, if any, to pay distributions on common stock. There is no assurance that Tortoise Energy will make regular distributions or that Tortoise Energy’s expectation regarding the tax character of its distributions will be realized. The special tax treatment for qualified dividends is scheduled to expire as of December 31, 2010.
Upon the sale of stock, a stockholder generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the stockholder and the stockholder’s federal income tax basis in its stock sold, as adjusted to reflect return(s) of capital. Generally, such capital gain or loss will be long-term capital gain or loss if stock were held as a capital asset for more than one year.
Distributions
Tortoise Energy intends to pay out substantially all of its Distributable Cash Flow (DCF) to stockholders through quarterly distributions. DCF is the amount received by Tortoise Energy as cash or paid-in-kind distributions from MLPs or their affiliates, and dividend and interest payments received, less current or anticipated operating expenses, dividends on MMP shares, taxes on Company taxable income, and leverage costs paid by Tortoise Energy. Tortoise Energy’s Board of Directors adopted a policy to target distributions to stockholders in an amount of at least 95 percent of DCF on an annual basis. Distributions will be paid each fiscal quarter out of DCF, if any. There is no assurance that Tortoise Energy will continue to make regular distributions.
(Unaudited)
14	Tortoise Energy Infrastructure Corp.

Schedule of Investments
	November 30, 2006
	Shares	Value
Master Limited Partnerships and Related Companies — 172.5%(1)
Crude/Refined Products Pipelines — 92.8%(1)
Buckeye Partners, L.P.	567,102	$26,024,311
Enbridge Energy Partners, L.P.	925,300	46,320,518
Holly Energy Partners, L.P.(2)	427,070	17,163,943
Kinder Morgan Management, LLC(3)(4)	1,590,621	73,168,566
Magellan Midstream Partners, L.P.	2,190,213	84,783,145
Plains All American Pipeline, L.P.	2,370,094	119,689,747
Sunoco Logistics Partners, L.P.	934,625	45,366,698
TEPPCO Partners, L.P.	869,520	34,233,002
Valero, L.P.	860,689	47,234,612

		493,984,542

Natural Gas/Natural Gas Liquid Pipelines — 15.6%(1)
DCP Midstream Partners, L.P.	23,300	774,725
Enterprise GP Holdings, L.P.	71,400	2,485,434
Enterprise Products Partners, L.P.	2,323,940	65,721,023
ONEOK Partners, L.P.	231,655	14,001,228

		82,982,410

Natural Gas Gathering/Processing — 48.9%(1)
Boardwalk Pipeline Partners, L.P.	108,000	3,223,800
Copano Energy, LLC	592,448	35,019,601
Crosstex Energy, L.P.	268,587	10,085,442
Crosstex Energy, L.P.(4)(5)	712,760	22,701,406
Eagle Rock Energy Partners, L.P.	13,500	255,015
Energy Transfer Equity, L.P.(5)	729,661	20,342,949
Energy Transfer Partners, L.P.	1,722,250	94,034,850
Hiland GP Holdings, L.P.	39,050	927,438
Hiland Partners, L.P.	41,048	2,164,461
MarkWest Energy Partners, L.P.(2)	1,016,877	57,555,238
Universal Compression Partners, L.P.	84,700	2,109,877
Williams Partners, L.P.	310,380	12,005,499

		260,425,576

Shipping — 4.2%(1)
United States — 3.8%(1)
K-Sea Transportation Partners, L.P.(2)	571,300	20,452,540
Republic of the Marshall Islands — 0.4%(1)
Teekay LNG Partners, L.P.	67,200	2,121,504

		22,574,044

2006 Annual Report	15

Schedule of Investments
(Continued)
	November 30, 2006
	Shares	Value
Propane Distribution — 11.0%(1)
Inergy, L.P.	1,916,784	$56,755,974
Inergy Holdings, L.P.	49,715	1,921,982

		58,677,956

Total Master Limited Partnerships and Related Companies (Cost $596,669,344)		918,644,528

Promissory Note — 1.0%(1)	Principal Amount
Shipping — 1.0%(1)
E.W. Transportation, LLC — Unregistered, 9.12%, Due 3/31/2009
(Cost $5,240,533)(5)(6)	$5,283,023	5,240,533

Short-Term Investments — 0.1%(1)	Shares
Investment Company — 0.1%(1)
First American Government Obligations Fund — Class Y, 5.01%(7)(8)
(Cost $673,845)	673,845	673,845

Total Investments — 173.6%(1) (Cost $602,583,722)		924,558,906
Auction Rate Senior Notes — (31.0%)(1)		(165,000,000)
Interest Rate Swap Contracts — 0.0%(1)
$345,000,000 notional — Unrealized Depreciation, Net(9)		(202,951)
Liabilities in Excess of Cash and Other Assets — (29.5%)(1)		(156,922,590)
Preferred Shares at Redemption Value — (13.1%)(1)		(70,000,000)

Total Net Assets Applicable to Common Stockholders — 100.0%(1)		$532,433,365

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Due to the Company’s ownership percentage, this investment is deemed an affiliated company. See Note 7 to the financial statements for further disclosure.
(3)	Security distributions are paid in kind. Related company of master limited partnership.
(4)	Non-income producing.
(5)	Fair valued securities represent a total market value of $48,284,888 which represents 9.1% of net assets. These securities are deemed to be restricted; see Note 6 to the financial statements for further disclosure.
(6)	Security is a variable rate instrument. Interest rate is as of November 30, 2006.
(7)	Rate indicated is the 7-day effective yield as of November 30, 2006.
(8)	All or a portion of the security is segregated as collateral for the unrealized depreciation on the interest rate swap contracts.
(9)	See Note 11 to the financial statements for further disclosure.
See accompanying Notes to the Financial Statements.
16	Tortoise Energy Infrastructure Corp.

Statement of Assets & Liabilities
November 30, 2006
Assets
Investments at value, non-affiliated (cost $545,719,706)	$829,387,185
Investments at value, affiliated (cost $56,864,016)	95,171,721

Total investments (cost $602,583,722)	924,558,906
Cash	386,064
Receivable for Adviser reimbursement	144,483
Interest and dividend receivable	15,801
Distribution receivable from master limited partnerships	903,327
Prepaid expenses and other assets	2,422,395

Total assets	928,430,976

Liabilities
Payable to Adviser	1,372,586
Dividend payable on preferred shares	248,256
Short-term borrowings	32,450,000
Accrued expenses and other liabilities	487,800
Unrealized depreciation on interest rate swap contracts, net	202,951
Current tax liability	270,792
Deferred tax liability	125,965,226
Auction rate senior notes payable:
Series A, due July 15, 2044	60,000,000
Series B, due July 15, 2044	50,000,000
Series C, due April 10, 2045	55,000,000

Total liabilities	325,997,611

Preferred Shares
$25,000 liquidation value per share applicable to 2,800 outstanding shares
(7,500 shares authorized)	70,000,000

Net assets applicable to common stockholders	$532,433,365

Net Assets Applicable to Common Stockholders Consist of
Capital stock, $0.001 par value; 16,732,065 shares issued and outstanding
(100,000,000 shares authorized)	$16,732
Additional paid-in capital	335,685,469
Accumulated net investment loss, net of deferred tax benefit	(8,705,900)
Undistributed realized gain, net of deferred tax expense	9,400,335
Net unrealized gain on investments and interest rate swap contracts,
net of deferred tax expense	196,036,729

Net assets applicable to common stockholders	$532,433,365

Net Asset Value per common share outstanding (net assets applicable to common shares,
divided by common shares outstanding)	$31.82

See accompanying Notes to the Financial Statements.
2006 Annual Report	17

Statement of Operations
Year Ended November 30, 2006
Investment Income
Distributions received from master limited partnerships (including $8,977,799 from affiliates)	$45,985,121
Less return of capital on distributions (including $7,692,964 from affiliates)	(39,150,579)

Distribution income from master limited partnerships	6,834,542
Dividends from common stock	97,034
Dividends from money market mutual funds	188,952
Interest	557,385

Total Investment Income	7,677,913

Expenses
Advisory fees	7,241,559
Administrator fees	499,764
Professional fees	267,558
Directors’ fees	123,630
Reports to stockholders	123,078
Custodian fees and expenses	78,718
Fund accounting fees	67,856
Registration fees	47,242
Stock transfer agent fees	14,221
Other expenses	86,508

Total Expenses before Interest Expense and Auction Agent Fees	8,550,134

Interest expense	8,482,876
Auction agent fees	665,717

Total Interest Expense and Auction Agent Fees	9,148,593

Total Expenses	17,698,727

Less expense reimbursement by Adviser	(987,587)

Net Expenses	16,711,140

Net Investment Loss, before Income Taxes	(9,033,227)
Current tax expense	(471,753)
Deferred tax benefit	3,706,942

Income tax benefit, net	3,235,189

Net Investment Loss	(5,798,038)

Realized and Unrealized Gain (Loss) on Investments and Interest Rate Swaps
Net realized gain on investments	7,554,238
Net realized gain on interest rate swap settlements	1,502,072

Net realized gain, before deferred tax expense	9,056,310
Deferred tax expense	(3,531,961)

Net realized gain on investments and interest rate swap settlements	5,524,349
Net unrealized appreciation of investments	186,051,459
Net unrealized depreciation of interest rate swap contracts	(3,105,467)

Net unrealized appreciation, before deferred tax expense	182,945,992
Deferred tax expense	(71,365,030)

Net unrealized appreciation of investments and interest rate swap contracts	111,580,962

Net Realized and Unrealized Gain (Loss) on Investments and Interest Rate Swaps	117,105,311

Dividends to Preferred Stockholders	(3,529,740)

Net Increase in Net Assets Applicable to Common Stockholders
Resulting from Operations	$107,777,533

See accompanying Notes to the Financial Statements.
18	Tortoise Energy Infrastructure Corp.

Statement of Changes in Net Assets
	Year Ended November 30,
	2006	2005
Operations
Net investment loss	$(5,798,038)	$(2,664,574)
Net realized gain on investments and interest rate swap settlements	5,524,349	3,910,013
Net unrealized appreciation of investments and interest rate swap contracts	111,580,962	36,586,625
Dividends to preferred stockholders	(3,529,740)	(1,639,910)

Net increase in net assets applicable to common stockholders
resulting from operations	107,777,533	36,192,154

Dividends and Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(31,969,335)	(26,506,341)

Total dividends to common stockholders	(31,969,335)	(26,506,341)

Capital Share Transactions
Proceeds from secondary offering of 1,755,027 common shares	—	47,999,988
Proceeds from issuance of 263,254 common shares in connection with exercising an overallotment option granted to underwriters
of the secondary offering	—	7,199,997
Proceeds from shelf offering of 1,675,050 common shares	50,000,243	—
Underwriting discounts and offering expenses associated with the
issuance of common shares	(2,202,315)	(2,443,688)
Underwriting discounts and offering expenses associated with the
issuance of preferred shares	—	(356,815)
Issuance of 151,500 and 203,080 common shares from reinvestment
of dividend distributions to stockholders, respectively	4,553,739	5,635,662

Net increase in net assets, applicable to common stockholders,
from capital share transactions	52,351,667	58,035,144

Total increase in net assets applicable to common stockholders	128,159,865	67,720,957
Net Assets
Beginning of year	404,273,500	336,552,543

End of year	$532,433,365	$404,273,500

Accumulated net investment loss, net of deferred tax benefit,
at the end of year	$(8,705,900)	$(2,907,862)

See accompanying Notes to the Financial Statements.
2006 Annual Report	19

Statement of Cash Flows
Year Ended November 30, 2006
Cash Flows From Operating Activities
Distributions received from master limited partnerships	$45,081,794
Interest and dividend income received	848,046
Purchases of long-term investments	(101,346,179)
Proceeds from sales of long-term investments	16,539,916
Proceeds from sales of short-term investments, net	5,022,570
Proceeds from interest rate swap contracts, net	1,502,072
Interest expense paid	(8,963,254)
Current tax expense paid	(415,222)
Operating expenses paid	(7,296,223)

Net cash used in operating activities	(49,026,480)

Cash Flows From Financing Activities
Advances from revolving line of credit	82,170,000
Repayments on revolving line of credit	(49,720,000)
Issuance of common stock	50,000,243
Stock issuance costs	(2,202,315)
Dividends paid to common stockholders	(27,415,596)
Dividends paid to preferred stockholders	(3,465,210)

Net cash provided by financing activities	49,367,122

Net increase in cash	340,642
Cash — beginning of year	45,422

Cash — end of year	$386,064

Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$107,777,533
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities:
Purchases of long-term investments	(101,346,179)
Return of capital on distributions received	39,150,579
Proceeds from sales of long-term investments	16,539,916
Proceeds from sales of short-term investments, net	5,022,570
Deferred income tax expense	71,190,049
Net unrealized appreciation of investments and interest rate swap contracts	(182,945,992)
Realized gains on investments	(7,554,238)
Accretion of discount on investments	(17,287)
Amortization of debt issuance costs	57,579
Dividends to preferred stockholders	3,529,740
Changes in operating assets and liabilities:
Increase in interest and dividend receivable	(881,365)
Increase in prepaid expenses and other assets	(66,519)
Increase in current tax liability	56,531
Increase in payable to Adviser, net of expense reimbursement	364,727
Increase in accrued expenses and other liabilities	95,876

Total adjustments	(156,804,013)

Net cash used in operating activities	$(49,026,480)

Non-Cash Financing Activities
Reinvestment of distributions by common stockholders in additional common shares	$4,553,739

See accompanying Notes to the Financial Statements.
20	Tortoise Energy Infrastructure Corp.

Financial Highlights
	Year Ended November 30, 2006	Year Ended November 30, 2005	Period from February 27, 2004(1) through November 30, 2004

Per Common Share Data(2)
Net Asset Value, beginning of period	$27.12	$26.53	$—
Public offering price	—	—	25.00
Underwriting discounts and offering costs
on initial public offering	—	—	(1.17)
Underwriting discounts and offering costs
on issuance of preferred shares	—	(0.02)	(0.06)
Premiums less underwriting discounts and
offering costs on secondary offering(3)	—	—	—
Underwriting discounts and offering costs
on shelf offering of common stock(4)	(0.14)	—	—
Income (loss) from Investment Operations:
Net investment loss(5)	(0.32)	(0.16)	(0.03)
Net realized and unrealized gain on investments(5)	7.41	2.67	3.77

Total increase from investment operations	7.09	2.51	3.74

Less Dividends to Preferred Stockholders:
Net investment income	—	—	—
Return of capital	(0.23)	(0.11)	(0.01)

Total dividends to preferred stockholders	(0.23)	(0.11)	(0.01)

Less Dividends to Common Stockholders:
Net investment income	—	—	—
Return of capital	(2.02)	(1.79)	(0.97)

Total dividends to common stockholders	(2.02)	(1.79)	(0.97)

Net Asset Value, end of period	$31.82	$27.12	$26.53

Per common share market value, end of period	$36.13	$28.72	$27.06
Total Investment Return Based on Market Value(6)	34.50%	13.06%	12.51%
Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of period (000’s)	$532,433	$404,274	$336,553
Ratio of expenses (including current and deferred income
tax expense) to average net assets before waiver:(7)(8)(9)	20.03%	9.10%	15.20%
Ratio of expenses (including current and deferred income
tax expense) to average net assets after waiver:(7)(8)(9)	19.81%	8.73%	14.92%
Ratio of expenses (excluding current and deferred income
tax expense) to average net assets before waiver:(7)(8)(9)(10)	3.97%	3.15%	2.01%
Ratio of expenses (excluding current and deferred income
tax expense) to average net assets after waiver:(7)(8)(9)(10)	3.75%	2.78%	1.73%
Ratio of expenses (excluding current and deferred income
tax expense), without regard to non-recurring organizational
expenses, to average net assets before waiver:(7)(8)(9)(10)	3.97%	3.15%	1.90%
Ratio of expenses (excluding current and deferred income
tax expense), without regard to non-recurring organizational
expenses, to average net assets after waiver:(7)(8)(9)(10)	3.75%	2.78%	1.62%
(Continued)
2006 Annual Report	21

Financial Highlights
(Continued)
	Year Ended November 30, 2006	Year Ended November 30, 2005	Period from February 27, 2004(1) through November 30, 2004

Ratio of net investment loss to average net assets
before waiver:(7)(8)(10)	(2.24)%	(1.42)%	(0.45)%
Ratio of net investment loss to average net assets
after waiver:(7)(8)(10)	(2.02)%	(1.05)%	(0.17)%
Ratio of net investment loss to average net assets
after current and deferred income tax expense,
before waiver:(7)(8)(9)	(18.31)%	(7.37)%	(13.37)%
Ratio of net investment loss to average net assets
after current and deferred income tax expense,
after waiver:(7)(8)(9)	(18.09)%	(7.00)%	(13.65)%
Portfolio turnover rate(7)	2.18%	4.92%	1.83%
Tortoise Auction Rate Senior Notes, end of period (000’s)	$165,000	$165,000	$110,000
Tortoise Preferred Shares, end of period (000’s)	$70,000	$70,000	$35,000
Per common share amount of auction rate senior notes
outstanding at end of period	$9.86	$11.07	$8.67
Per common share amount of net assets, excluding auction
rate senior notes, at end of period	$41.68	$38.19	$35.21
Asset coverage, per $1,000 of principal amount of auction
rate senior notes and short-term borrowings(11)	$4,051	$3,874	$4,378
Asset coverage ratio of auction rate senior notes
and short-term borrowings(11)	405%	387%	438%
Asset coverage, per $25,000 liquidation value per share
of preferred shares(12)	$215,155	$169,383	$265,395
Asset coverage ratio of preferred shares(13)	299%	272%	332%
(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The amount is less than $0.01 per share, and represents the premium on the secondary offering of $0.14 per share, less the underwriting discounts and offering costs of $0.14 per share for the year ended November 30, 2005.
(4)	Represents the dilution per common share from underwriting and other offering costs.
(5)	The per common share data for the periods ended November 30, 2005 and 2004, do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2C to the financial statements for further disclosure.
(6)	Not annualized for periods less than a year. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(7)	Annualized for periods less than one full year.
(8)	The expense ratios and net investment loss ratios do not reflect the effect of dividend payments to preferred stockholders.
(9)	The Company accrued $71,661,802, $24,659,420 and $30,330,018 for years ended November 30, 2006 and 2005 and for the period from February 27, 2004 through November 30, 2004, respectively, for current and deferred income tax expense.
(10)	The ratio excludes the impact of current and deferred income taxes.
(11)	Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes, short-term borrowings and preferred shares at the end of the period divided by auction rate senior notes and short-term borrowings outstanding at the end of the period.
(12)	Represents value of total assets less all liabilities and indebtedness not represented by preferred shares at the end of the period divided by preferred shares outstanding at the end of the period, assuming the retirement of all auction rate senior notes and short-term borrowings.
(13)	Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes, short-term borrowings and preferred shares at the end of the period divided by auction rate senior notes, short-term borrowings and preferred shares outstanding at the end of the period.
See accompanying Notes to the Financial Statements.
22	Tortoise Energy Infrastructure Corp.

Notes to Financial Statements
November 30, 2006
1. Organization
Tortoise Energy Infrastructure Corporation (the “Company”) was organized as a Maryland corporation on October 29, 2003, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current dividends paid to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Company commenced operations on February 27, 2004. The Company’s shares are listed on the New York Stock Exchange under the symbol “TYG.”
2. Significant Accounting Policies
A. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.
B. Investment Valuation
The Company primarily owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and asked price on such day.
The Company may invest up to 30 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using a fair value procedure.
The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.
The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.
C. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Company.
For the period from December 1, 2004 through November 30, 2005, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 23 percent as investment income and approximately 77 percent as return of capital.
2006 Annual Report	23

Notes to Financial Statements
(Continued)
Subsequent to November 30, 2005, the Company reclassified the amount of investment income and return of capital it recognized based on the 2005 tax reporting information received from the individual MLPs. This reclassification amounted to an increase in pre-tax net investment income of approximately $190,000 or $0.01 per share ($116,000 or $0.007 per share, net of deferred tax expense); an increase of approximately $139,000 or $0.01 per share ($85,000 or $0.005 per share, net of deferred tax expense) in unrealized appreciation of investments; and a decrease in realized gains of approximately $329,000 or $0.02 per share ($201,000 or $0.01 per share, net of deferred tax benefit) for the period from December 1, 2005 through November 30, 2006. The reclassification is reflected in the accompanying financial statements.
D. Dividends to Stockholders
Dividends to common stockholders are recorded on the ex-dividend date. The character of dividends to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2005, the Company’s dividends, for book and tax purposes, were comprised entirely of return of capital as a result of the net investment loss incurred by the Company. For the year ended November 30, 2006, the Company’s dividends for book purposes were comprised of 100 percent return of capital and approximately 11 percent qualified dividend income and 89 percent return of capital for tax purposes.
Dividends to preferred stockholders are based on variable rates set at auctions, normally held every 28 days. Dividends on preferred shares are accrued on a daily basis for the subsequent 28-day period at a rate as determined on the auction date. Dividends on preferred shares are payable every 28 days, on the first day following the end of the dividend period. The character of dividends to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2005, for tax purposes, the Company determined the dividends to preferred stockholders were comprised entirely of return of capital. For the year ended November 30, 2006, for tax purposes, the Company determined the dividends to preferred stockholders were comprised entirely of qualified dividend income.
E. Federal Income Taxation
The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, is more likely than not that some portion or all of the deferred income tax asset will not be realized.
F. Organization Expenses, Offering and Debt Issuance Costs
The Company is responsible for paying all organizational expenses, which were expensed as incurred. Offering costs related to the issuance of common and preferred stock is charged to additional paid-in capital when the shares are issued. Offering costs (excluding underwriter commissions) of $75,000 were charged to additional paid-in capital for the common shares issued in August 2006. Debt issuance costs related to the auction rate senior notes are capitalized and amortized over the period the notes are outstanding.
G. Derivative Financial Instruments
The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period, and amounts accrued under the derivative instruments included as unrealized gains or losses in the accompanying Statement of Operations. Monthly cash settlements under the terms of the derivative instruments are recorded as realized gains or losses in the Statement of Operations.
24	Tortoise Energy Infrastructure Corp.

Notes to Financial Statements
(Continued)
H. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
I. Recent Accounting Pronouncements
In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, but not before the Company’s last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. At this time, the Company is evaluating the implications of FIN 48 and whether it will have any impact on the Company’s financial statements.
In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS No. 157 is effective for the Company beginning December 1, 2007. The changes to current generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The Company has recently begun to evaluate the application of the statement, and is not in a position at this time to evaluate the significance of its impact, if any, on the Company’s financial statements.
3. Concentration of Risk
The Company’s investment objective is to seek a high level of total return with an emphasis on current dividends paid to its stockholders. Under normal circumstances, the Company intends to invest at least 90 percent of its total assets in securities of domestic energy infrastructure companies, and to invest at least 70 percent of its total assets in equity securities of MLPs. The Company will not invest more than 10 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 25 percent of its assets in debt securities, which may include below investment grade securities. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.
4. Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, LLC (the “Adviser”). Under the terms of the agreement, the Company will pay the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities (other than deferred income taxes, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares) (“Managed Assets”), in exchange for the investment advisory services provided. For the period following the commencement of the Company’s operations through February 28, 2006, the Adviser agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.23 percent of the average monthly Managed Assets of the Company. For periods ending February 28, 2007, 2008 and 2009, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.10 percent of the average monthly Managed Assets of the Company.
2006 Annual Report	25

Notes to Financial Statements
(Continued)
The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.07 percent of the first $300 million of the Company’s Managed Assets, 0.06 percent on the next $500 million of Managed Assets and 0.04 percent on the balance of the Company’s Managed Assets.
Computershare Trust Company, N.A. serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.
U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.015 percent on the first $100 million of the Company’s Managed Assets and 0.01 percent on the balance of the Company’s Managed Assets.
5. Income Taxes
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of November 30, 2006 are as follows:
Deferred tax assets:
Net operating loss carryforwards	$15,907,329
Organization costs	43,633

15,950,962

Deferred tax liabilities:
Net unrealized gains on investment securities and interest rate swap contracts	125,507,264
Basis reduction of investment in MLPs	16,408,924

$141,916,188

Total net deferred tax liability	$125,965,226

For the year ended November 30, 2006, the components of income tax expense include current foreign taxes of $471,753 and deferred federal and state income taxes (net of federal tax benefit) of $63,871,286 and $7,318,763, respectively. As of November 30, 2006, the Company had a net operating loss for federal income tax purposes of approximately $40,788,000. If not utilized, this net operating loss will expire as follows: $2,883,000, $15,979,000 and $21,926,000 in the years ending November 30, 2024, 2025 and 2026, respectively.
Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment loss and realized and unrealized gains (losses) on investments and interest rate swap contracts before taxes for the year ended November 30, 2006, as follows:
Application of statutory income tax rate	$64,039,176
State income taxes, net of federal tax benefit	7,318,763
Other, net	303,863

Total	$71,661,802

At November 30, 2006, a valuation allowance was not recorded because the Company believes it is more likely than not, that there is an ability to utilize its deferred tax asset.
As of November 30, 2006, the aggregate cost of securities for Federal income tax purposes was $560,276,425. At November 30, 2006, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $364,282,481 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $0.
26	Tortoise Energy Infrastructure Corp.

Notes to Financial Statements
(Continued)
6. Restricted Securities
Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors and more fully described in Note 2. The table below shows the number of units held or principal amount, the acquisition date, acquisition cost, value per unit of such securities and percent of net assets which the securities comprise.
Investment Security		Number of Units or Principal Amount	Acquisition Date	Acquisition Cost	Value Per Unit	Percent of Net Assets

Energy Transfer Equity, L.P.	Common Units	729,661	11/27/06	$20,000,008	$27.88	3.8%
Crosstex Energy, L.P.	Subordinated Units	712,760	6/29/06	20,000,046	31.85	4.3
E.W. Transportation, LLC	Promissory Note	$5,283,023	5/03/04	5,203,778	N/A	1.0

				$45,203,832		9.1%

7. Investments in Affiliates
Investments representing 5 percent or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of all securities of affiliates held by the Company as of November 30, 2006 amounted to $95,171,721, representing 17.9 percent of net assets applicable to common stockholders. A summary of affiliated transactions for each company which is or was an affiliate at or during the year ended November 30, 2006 is as follows:
						November 30, 2006
	Share Balance 11/30/05	Gross Additions	Gross Deductions	Realized Gain (Loss)	Distribution Income	Share Balance	Market Value

Holly Energy Partners, L.P.	427,070	$—	—	—	$1,103,976	427,070	$17,163,943
Inergy, L.P.(1)	1,850,634	1,219,771	—	—	1,980,178	1,916,784	56,755,974
K-Sea Transportation Partners, L.P.	571,300	—	—	—	1,399,685	571,300	20,452,540
MarkWest Energy Partners, L.P.	805,810	9,494,498	—	—	3,127,071	1,016,877	57,555,238
Sunoco Logistics Partners, L.P.(1)	934,625	—	—	—	1,366,889	934,625	45,366,698

		$10,714,269	—	—	$8,977,799		$197,294,393

(1)	Company was not an affiliate at November 30, 2006.
8. Investment Transactions
For the year ended November 30, 2006, the Company purchased (at cost) and sold securities (proceeds) in the amount of $101,346,179 and $16,539,916 (excluding short-term debt securities and interest rate swaps), respectively.
9. Auction Rate Senior Notes
The Company has issued $60,000,000, $50,000,000, and $55,000,000 aggregate principal amount of auction rate senior notes Series A, Series B, and Series C, respectively (collectively, the “Notes”). The Notes were issued in denominations of $25,000. The principal amount of the Notes will be due and payable on July 15, 2044 for Series A and Series B, and April 10, 2045 for Series C. Fair value of the Notes approximates carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.
Holders of the Notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. Interest rates for Series A, Series B, and Series C as of November 30, 2006 were 5.53 percent, 5.52 percent, and 5.49 percent, respectively. The weighted average interest rates for Series A, Series B, and Series C for the year ended November 30, 2006, were 5.14 percent, 5.18 percent, and 5.10 percent, respectively. These rates include the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25 percent which is included in auction agent fees in the accompanying Statement of Operations. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes’ prospectus. Generally, the rate period will be 28 days for Series A and Series B, and 7 days for Series C. The Notes are not listed on any exchange or automated quotation system.
2006 Annual Report	27

Notes to Financial Statements
(Continued)
The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure in a timely manner a deficiency as stated in the rating agency guidelines applicable to the Notes.
The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.
10. Preferred Shares
The Company has 7,500 authorized Money Market Preferred (“MMP”) Shares, of which 2,800 shares (1,400 MMP Shares and 1,400 MMP II Shares) are currently outstanding. The MMP and MMP II Shares have rights determined by the Board of Directors. The MMP and MMP II Shares have a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared. Fair value of the MMP Shares approximates carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.
Holders of the MMP and MMP II Shares are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rates for MMP and MMP II Shares as of November 30, 2006, were 5.57 percent. The weighted average dividend rates for MMP and MMP II Shares for the year ended November 30, 2006, were 5.23 percent. These rates include the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25 percent which is included in the auction agent fees in the accompanying Statement of Operations. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MMP Shares would be less than 200 percent.
The MMP Shares are redeemable in certain circumstances at the option of the Company. The MMP Shares are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure a deficiency in a timely manner as stated in the rating agency guidelines.
The holders of MMP and MMP II Shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.
11. Interest Rate Swap Contracts
The Company has entered into interest rate swap contracts to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300 percent and 200 percent asset coverage of the liquidation value of the outstanding auction rate senior notes and MMP shares, respectively, or if the Company loses its credit rating on its auction rate senior notes or MMP Shares, then the Company could be required to make a termination payment, in addition to redeeming all or some of the auction rate senior notes and MMP Shares. Details of the interest rate swap contracts outstanding as of November 30, 2006, were as follows:
28	Tortoise Energy Infrastructure Corp.

Notes to Financial Statements
(Continued)
Counterparty	Maturity Date	Notional Amount	Fixed Rate Paid by the Company	Floating Rate Received by the Company	Unrealized Appreciation/ (Depreciation)

U.S. Bank, N.A.	7/10/2007	$ 60,000,000	3.54%	1 month U.S. Dollar LIBOR	$ 623,771
U.S. Bank, N.A.*	7/05/2011	60,000,000	4.63%	1 month U.S. Dollar LIBOR	49,335
U.S. Bank, N.A.	7/17/2007	50,000,000	3.56%	1 month U.S. Dollar LIBOR	581,010
U.S. Bank, N.A.*	7/12/2011	50,000,000	4.64%	1 month U.S. Dollar LIBOR	31,353
U.S. Bank, N.A.	5/01/2014	55,000,000	4.54%	1 week U.S. Dollar LIBOR	826,321
U.S. Bank, N.A.	11/12/2020	35,000,000	5.20%	1 month U.S. Dollar LIBOR	(1,144,669)
U.S. Bank, N.A.	11/18/2020	35,000,000	5.21%	1 month U.S. Dollar LIBOR	(1,170,072)

		$345,000,000			$ (202,951)

*	The Company has entered into additional interest rate swap contracts for Series A and Series B notes with settlements commencing on 7/10/2007 and 7/17/2007, respectively.
The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contract, as no collateral is pledged by the counterparty.
12. Common Stock
The Company has 100,000,000 shares of capital stock authorized and 16,732,065 shares outstanding at November 30, 2006. Transactions in common shares for the years ended November 30, 2005 and 2006, were as follows:
Shares at November 30, 2004	12,684,154
Shares sold through secondary offering and exercise of overallotment options	2,018,281
Shares issued through reinvestment of dividends	203,080

Shares at November 30, 2005	14,905,515
Shares sold through shelf offering	1,675,050
Shares issued through reinvestment of dividends	151,500

Shares at November 30, 2006	16,732,065

13. Credit Facility
On June 13, 2006, the Company entered into a $20 million unsecured committed credit facility maturing June 13, 2007, with U.S. Bank, N.A. On July 25, 2006, the principal amount of the credit facility was increased to $60 million. The credit facility has a variable annual interest rate equal to the one-month LIBOR rate plus 0.75 percent. Proceeds from the credit facility are used to execute the Company’s investment objective. The average principal balance and interest rate for the period during which the credit facility was utilized was approximately $15.8 million and 6.09 percent, respectively. At November 30, 2006, the principal balance outstanding was $32.45 million.
14. Subsequent Event
On December 13, 2006, the Company issued 1,500,000 shares of common stock through a shelf offering registration statement that became effective on June 23, 2006. The net proceeds of approximately $50.2 million from this offering were used to retire a portion of the Company’s short-debt under the existing unsecured credit facility fully described in Note 13.
2006 Annual Report	29

Report of Independent Registered
Public Accounting Firm
The Board of Directors and Stockholders
Tortoise Energy Infrastructure Corporation
We have audited the accompanying statement of assets and liabilities of Tortoise Energy Infrastructure Corporation (the Company), including the schedule of investments, as of November 30, 2006, and the related statements of operations and cash flows for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise Energy Infrastructure Corporation at November 30, 2006, the results of its operations and its cash flows for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Kansas City, Missouri
January 16, 2007
30	Tortoise Energy Infrastructure Corp.

Company Officers and Directors  (Unaudited)
November 30, 2006
Name and Age*	Position(s) Held with Company and Length of Time Served	Principal Occupation During past Five Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Public Company Directorships Held by Director

Independent Directors
Conrad S. Ciccotello, (Born 1960)	Director since 2003	Tenured Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Graduate Personal Financial Planning (PFP) Programs, Editor, “Financial Services Review,” (an academic journal dedicated to the study of individual financial management); formerly, faculty member, Pennsylvania State University (1997-1999).	3	None

John R. Graham, (Born 1945)	Director since 2003	Executive-in-Residence and Professor of Finance, College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc., primarily a real estate development and investment company and a venture capital company; and Owner of Graham Ventures, a business services and venture capital firm; formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).	3	Erie Indemnity Company; Kansas State Bank

Charles E. Heath, (Born 1942)	Director since 2003	Retired in 1999. Formerly, Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999). Chartered Financial Analyst (“CFA”) since 1974.	3	None

(1)	As a result of their respective positions held with the Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.
(2)	This number includes Tortoise North American Energy Corporation (“TYN”) and Tortoise Energy Capital Corporation (“TYY”). The Adviser also serves as investment adviser to TYN, TYY and Tortoise Capital Resources Corporation (“TTO”), a fund that intends to elect to become a business development company in the first half of 2007. Each independent director is also an independent director of TTO.
*	The address of each director and officer is 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.
2006 Annual Report	31

Company Officers and Directors  (Unaudited)
November 30, 2006 (Continued)
Name and Age*	Position(s) Held with Company and Length of Time Served	Principal Occupation During past Five Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Public Company Directorships Held by Director

Interested Directors and Officers[1]
H. Kevin Birzer, (Born 1959)	Director and Chairman of the Board since 2003	Managing Director of the Adviser since 2002; Partner, Fountain Capital Management (1990-present); formerly, Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986).	3	None

Terry C. Matlack, (Born 1956)	Director and Chief Financial Officer since 2003, Chief Compliance Officer from 2004 through May 2006; Assistant Treasurer since November 2005; Treasurer from 2003 to November 2005	Managing Director of the Adviser since 2002; Managing Director, KCEP (2001-present); formerly, President, GreenStreet Capital, a private investment firm (1998-2001).	3	None

David J. Schulte, (Born 1961)	President and Chief Executive Officer since 2003	Managing Director of the Adviser since 2002; Managing Director, KCEP (1993-present); CFA since 1992.		None

Zachary A. Hamel, (Born 1965)	Secretary since 2003	Managing Director of the Adviser since 2002; Partner, Fountain Capital Management (1997-present).		None

Kenneth P. Malvey, (Born 1965)	Treasurer since November 2005; Assistant Treasurer from 2003 to November 2005	Managing Director of the Adviser since 2002; Partner, Fountain Capital Management (2002-present); formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital's Employers Reinsurance Corporation (1996-2002).		None

(1)	As a result of their respective positions held with the Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.
(2)	This number includes Tortoise North American Energy Corporation (“TYN”) and Tortoise Energy Capital Corporation (“TYY”). The Adviser also serves as investment adviser to TYN, TYY and TTO. Mr. Bizer is also a director and Chairman of the Board of TTO. Mr. Matlack is also a director of TTO and is the Chief Financial Officer and Assistant Treasurer of each of TYY, TYN and TTO. Mr. Schulte is the President and Chief Executive Officer of each of TYY, TYN and TTO. Mr. Hamel is the Secretary of each of TYY, TYN and TTO. Mr. Malvey is the Treasurer of each of TYY, TYN and TTO.
*	The address of each director and officer is 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.
32	Tortoise Energy Infrastructure Corp.

Additional Information  (Unaudited)
Director and Officer Compensation
The Company does not compensate any of its directors who are interested persons nor any of its officers. The following table sets forth information with respect to the aggregate compensation paid by the Company to each independent director during fiscal 2006 for their services as a director. The Company did not pay any special compensation to any of its directors or officers.
Independent Directors	Aggregate Compensation from Company

Conrad S. Ciccotello	$40,480
John R. Graham	$36,480
Charles E. Heath	$35,480
Aggregate Compensation Paid by Company to Independent Directors	$112,440
Stockholder Proxy Voting Results
The annual meeting of stockholders was held on April 12, 2006. The matters considered at the meeting, together with the actual vote tabulations relating to such matters are as follows:
1.	To elect Charles E. Heath and Terry C. Matlack as Directors of the Company, each to hold office for a term of three years and until his successor is duly elected and qualified.
No. of Shares
(i) Charles E. Heath
Affirmative	13,784,978
Withheld	146,830

TOTAL	13,931,808
(ii) Terry C. Matlack*
Affirmative	2,408
Withheld	0

TOTAL	2,408
*	Preferred stockholders are the only class of stockholders entitled to vote on this director.
John R. Graham and H. Kevin Birzer continued as directors and their terms expire on the date of the 2007 annual meeting of stockholders, and Conrad S. Ciccotello continued as a director and his term expires on the date of the 2008 annual meeting of stockholders.
2.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2006.
No. of Shares
Affirmative	13,806,027
Against	69,108
Abstain	56,673

TOTAL	13,931,808
Based upon votes required for approval, each of these matters passed.
Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect Tortoise Energy Infrastructure Corporation’s (the “Company”) actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, and the price at which shares of the Company will trade in the public markets. These factors and additional factors are set forth in the “Risk Factors” section of the Company’s public filings with the SEC.
Proxy Voting Policies
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2006 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.
2006 Annual Report	33

Additional Information  (Unaudited)
(Continued)
Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q and statement of additional information are available without charge upon request by calling the Company toll-free at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330. The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.
Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about the fund directors and is available upon request without charge by calling the Company toll-free at (866) 362-9331.
Annual Certification
The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
The Company has filed with the SEC the certifications of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.
Privacy Policy
In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.
We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.
To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.
Important Notice About Automatic Dividend Reinvestment Plan
The Board of Directors of the Company has approved an amendment to the Company’s Automatic Dividend Reinvestment Plan (the “Plan”) to implement a cash purchase option described below and to clarify the procedures for open market purchases. A registration statement covering the shares to be issued by the Company pursuant to the cash purchase option must be declared effective by the Securities and Exchange Commission prior to the Amended Plan being implemented. We expect to implement the Amended Plan on April 1, 2007, subject to such registration statement being declared effective. Registered stockholders will be notified of any delay in implementation of the Amended Plan. In addition, a notice will be posted on our Advisor’s Web site at www.tortoiseadvisors.com regarding the status of the expected April 1, 2007 effective date for the Amended Plan.
Upon its effectiveness, the Dividend Reinvestment and Cash Purchase Plan (the “Amended Plan”) will allow registered holders of the Company’s common stock to make optional cash investments, in accordance with the Amended Plan, on a monthly basis. Any single investment pursuant to the cash purchase option under the Amended Plan must be in an amount of at least $100 and may not exceed $5,000 per month unless a request for waiver has been granted. A request for waiver should be directed to the Company at 1-866-362-9331 and the Company has the sole discretion to grant any requested waiver. Optional cash investments may be delivered to the Agent by personal check or by online access at www.computershare.com. Stockholders who hold shares in street or other nominee name who want to participate in optional cash investments should contact their broker, bank or other nominee and follow their instructions. There is no obligation to make an optional cash investment at any time, and the amount of such investments may vary from time to time. Optional cash investments must be received by the Agent no later than two business days prior to the monthly payment date for purchase of common shares on the next succeeding purchase date under the Amended Plan. Scheduled optional cash purchases may be cancelled or refunded upon a participant’s written request received by the Agent at least two business days prior to the purchase date. Participants will not be able to instruct the Agent to purchase common shares at a specific time or at a specific price.
34	Tortoise Energy Infrastructure Corp.

Additional Information  (Unaudited)
(Continued)
If a stockholder’s shares are registered directly with the Company or with a brokerage firm that participates in the Company’s Plan (and upon effectiveness, the Amended Plan), all distributions are automatically reinvested for stockholders by the Agent in additional shares of common stock of the Company (unless a stockholder is ineligible or elects otherwise). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Stockholders who elect not to participate in the Plan (or the Amended Plan) will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.
If on the distribution payment date or the purchase date for optional cash investments, the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, the Company will issue additional shares of common stock to participants. The number of shares will be determined by the greater of the net asset value per share or 95 percent of the market price. Otherwise, shares generally will be purchased on the open market by the Agent as soon as possible following the payment date or purchase date, but in no event later than 30 days after such date except as necessary to comply with applicable law. The plan previously provided that purchases would be made prior to the succeeding ex-dividend date. The amendments to the plan also eliminate provisions which gave the plan agent the discretion to cease open market purchases upon a subsequent change in the market discount. There are no brokerage charges with respect to shares issued directly by the Company as a result of distributions payable either in shares or in cash or as a result of optional cash investments. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open-market purchases in connection with the reinvestment of distributions or optional cash investments. If a participant elects to have the Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged a transaction fee of $15.00 plus his or her pro rata share of brokerage commissions on the shares sold.
Stockholders may elect not to participate in the Plan (or the Amended Plan) by sending written instructions to Computershare, as dividend paying agent, at the address set forth below. Participation is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Agent; such termination will be effective with respect to a particular distribution if notice is received prior to such record date.
Additional information about the Plan (and the Amended Plan) may be obtained by writing to Computershare Trust Company, N.A, P.O. Box 43078, Providence, R.I. 02940-3078. You may also contact Computershare by phone at (312) 588-4990 or visit their Web site at www.computershare.com.
Approval of the Investment Advisory Agreement
In approving the renewal of the Investment Advisory Agreement in November 2006, the independent directors (“Directors”) of Tortoise Energy Infrastructure Corporation (the “Company”) requested and received extensive data and information from the Adviser concerning the Company and the services provided to it by the Adviser under the Investment Advisory Agreement. In addition, the Directors requested and received data and information from independent, third-party sources regarding the factors considered in their evaluation.
Factors Considered
The Directors considered and evaluated all the information provided by the Adviser. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement, the Directors’ decision was based on the following factors.
Nature, Extent and Quality of Services Provided. The Directors considered information regarding the history, qualification and background of the Adviser and the individuals responsible for the Adviser’s investment program, the adequacy of the number of the Adviser personnel and other Adviser resources and plans for growth, use of affiliates of the Adviser, and the particular expertise with respect to energy infrastructure companies, MLP markets and financing (including private financing). The Directors concluded that the unique nature of the fund and the specialized expertise of the Adviser in the niche market of MLPs made it uniquely qualified to serve as the advisor. Further, the Directors recognized that the Adviser’s commitment to a long-term investment horizon correlated well to the investment strategy of the Company.
2006 Annual Report	35

Additional Information  (Unaudited)
(Continued)
Investment Performance of the Company and the Adviser, Costs of the Services To Be Provided and Profits To Be Realized by the Adviser and its Affiliates from the Relationship, and Fee Comparisons. The Directors reviewed and evaluated information regarding the Company’s performance (including quarterly, last twelve months, and from inception) and the performance of the other Adviser accounts (including other investment companies), and information regarding the nature of the markets during the performance period, with a particular focus on the MLP sector. The Directors also considered the Company’s performance as compared to comparable closed-end funds for the relevant periods.
The Adviser provided detailed information concerning its cost of providing services to the Company, its profitability in managing the Company, its overall profitability, and its financial condition. The Directors have reviewed with the Adviser the methodology used to prepare this financial information. This financial information regarding the Adviser is considered in order to evaluate the Adviser’s financial condition, its ability to continue to provide services under the Investment Advisory Agreement, and the reasonableness of the current management fee, and was, to the extent possible, evaluated in comparison to other closed-end funds with similar investment objectives and strategies.
The Directors considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by the Adviser (including the impact of any fee reimbursement arrangements), fees charged to separate institutional accounts by the Adviser, and comparisons of fees of closed-end funds with similar investment objectives and strategies, including other MLP investment companies, to the Company. The Directors noted that the fee charged to the Company (0.95% of the Company’s average monthly Managed Assets) is below the average of the fees charged in comparable closed-end MLP funds. The Directors also considered the Adviser’s existing contractual agreement to waive fees and expenses in the amount of 0.10% of average monthly Managed Assets in years three through five of the Company’s operations. The Directors concluded that the fees and expenses that the Company is paying under the Advisory Agreement are reasonable given the quality of services provided under the Advisory Agreement and that such fees and expenses are comparable to, and in many cases lower than, the fees charged by advisors to comparable funds.
Economies of Scale. The Directors considered information from the Adviser concerning whether economies of scale would be realized as the Company grows, and whether fee levels reflect any economies of scale for the benefit of the Company’s stockholders. The Directors concluded that economies of scale are difficult to measure and predict overall. Accordingly, the Directors reviewed other information, such as year-over-year profitability of the Adviser generally, the profitability of its management of the Company specifically, and the fees of competitive funds not managed by the Adviser over a range of asset sizes. The Directors concluded the Adviser is appropriately sharing any economies of scale through its competitive fee structure and through reinvestment in its business to provide stockholders additional content and services.
Collateral Benefits Derived by the Adviser. The Directors reviewed information from the Adviser concerning collateral benefits it receives as a result of its relationship with the Company. They concluded that the Adviser generally does not use the Company’s or stockholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors did not, with respect to their deliberations concerning their approval of the continuation of the Investment Advisory Agreement, consider the benefits the Adviser may derive from relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any such arrangements in rendering its advisory services to the Company.
Conclusions of the Directors
As a result of this process, the independent directors, assisted by the advice of legal counsel that is independent of the Adviser, taking into account all of the factors discussed above and the information provided by the Adviser, unanimously concluded that the Investment Advisory Agreement between the Company and the Adviser is fair and reasonable in light of the services provided and should be renewed.
36	Tortoise Energy Infrastructure Corp.

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
10801 Mastin Boulevard, Suite 222
Overland Park, Kan. 66210
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise Energy Infrastructure Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent	ADMINISTRATOR
U.S. Bancorp Fund Services, L.L.C.
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, R.I. 02940-3078
(312) 588-4990
www.computershare.com

LEGAL COUNSEL
Blackwell Sanders Peper Martin LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TYG

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.
Tortoise Capital Advisor’s Family of Funds

Name	Ticker/ Inception Date	Targeted Investments	Investor Suitability	Investment Restrictions	Total Assets as of 11/30/06 ($ in millions)

Tortoise Energy	TYG Feb. 2004	U.S. Energy Infrastructure	Retirement Accounts Pension Plans Taxable Accounts	30% Restricted Securities 10% Issuer-Limited	$928
Tortoise Capital	TYY May 2005	U.S. Energy Infrastructure	Retirement Accounts Pension Plans Taxable Accounts	50% Restricted Securities 15% Issuer-Limited	$707
Tortoise North America	TYN Oct. 2005	Canadian and U.S. Energy Infrastructure	Taxable Accounts	50% Restricted Securities Diversified to Meet RIC Requirements	$173

“...Steady Wins™"

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Energy Infrastructure Corp.

10801 Mastin Blvd., Suite 222 • Overland Park, Kan. 66210 • (913) 981-1020 • (913) 981-1021 (fax) • www.tortoiseadvisors.com

Item 2. Code of Ethics.
The Registrant has adopted a code of ethics that applies to the Registrant’s President, Chief Executive Officer and Chief Financial Officer.  The Registrant has not made any amendments to this code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.
Item 3. Audit Committee Financial Expert.
The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee.  Mr. Conrad Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.
Item 4. Principal Accountant Fees and Services.
The Registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the approximate amounts of aggregate fees billed to the Registrant for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2006	FYE 11/30/2005

Audit Fees	$160,000	$237,000
Audit-Related Fees	$17,000	$39,000
Tax Fees	$81,000	$47,000
All Other Fees	—	—
Aggregate Non-Audit Fees	$98,000	$86,000

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm.  The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $5,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting for ratification.  Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant, and all non-audit services provided by the principal accountant to the Adviser. None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

In addition, in the registrant’s fiscal year ended November 30, 2006, the principal accountant billed the Adviser fees in the amount of $20,500 in connection with determining the Adviser’s compliance with AIMR-PPS® standards in 2005 and 2004, but did not bill the Adviser for any fees for non-audit services for the fiscal year ended November 30, 2005. In addition, in January 2007, the Adviser paid the principal accountant fees in the amount of $10,000 for general tax consultation in the fiscal year ended November 30, 2006. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, has paid to, or been billed for fees by, the principal accountant for non-audit services rendered to the Adviser or such entity during the Registrant’s last two fiscal years.  The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58) of the Securities Exchange Act of 1934, and is comprised of Mr. Conrad Ciccotello, Mr. John Graham and Mr. Charles Heath.
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Copies of the proxy voting policies and procedures of the Registrant and the Adviser are attached hereto as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV, respectively.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Unless otherwise indicated, information is presented as of November 30, 2006.

Portfolio Managers
Management of the registrant’s portfolio is the responsibility of a team of portfolio managers consisting of H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack and David J. Schulte, all of whom are Managers of the Adviser, comprise the investment committee of the Adviser and share responsibility for such investment management. All decisions to invest in a portfolio company must be approved by the unanimous decision of the Adviser’s investment committee and any one member of the Adviser’s investment committee can require the Advisor to sell a security or can veto the investment committee’s decision to invest in a security. Biographical information about each member of the Adviser’s investment committee as of the date of this filing is set forth below.
Name	Positions(s) Held With Registrant and Length of Time Served	Principal Occupation During Past Five Years
H. Kevin Birzer	Director and Chairman of the Board of registrant since 2003	Managing Director of the Adviser since 2002; Partner, Fountain Capital Management, L.L.C. (“Fountain Capital”), a registered investment advisor (1990 - present). Formerly, Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); and Vice President, F. Martin Koenig & Co. (1983- 1986).
Zachary A. Hamel	Secretary of registrant since 2003	Managing Director of the Adviser since 2002; Partner, Fountain Capital (1997-present).
Kenneth P. Malvey	Treasurer of registrant since November 2005; Assistant Treasurer of registrant from 2003 to November 2005	Managing Director of the Adviser since 2002; Partner, Fountain Capital (2002-present). Formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996 - 2002).
Terry C. Matlack	Director and Chief Financial Officer of registrant since 2003; Assistant Treasurer of registrant since November 2005; Treasurer of registrant from 2003 to November 2005; Chief Compliance Officer of registrant from its inception through May 2006	Managing Director of the Adviser since 2002; Managing Director, Kansas City Equity Partners LC (“KCEP”), a private equity firm (2001- present). Formerly, President, GreenStreet Capital (1995 - 2001).
David J. Schulte	President and Chief Executive Officer of registrant since 2003	Managing Director of the Adviser since 2002; Managing Director, KCEP (1993-present).

Messrs. Birzer and Matlack also serve as directors of Tortoise North American Energy Corporation (“TYN”) and Tortoise Energy Capital Corporation (“TYY”), registered closed-end management investment companies, as well as Tortoise Capital Resources Corporation (“TTO”), a closed-end management investment company that intends to elect to be regulated as a business development company. Messrs. Matlack, Schulte, Hamel and Malvey also serve as officers of TYN, TYY and TTO. The Adviser also serves as the investment adviser to TYN, TYY and TTO.

The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2006:
Name of Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
H. Kevin Birzer
Registered investment companies	2	$879,812,575	0	—
Other pooled investment vehicles	5	$1,928,523,567	1	$42,933,012
Other accounts	182	$1,965,319,994	0	—
Zachary A. Hamel
Registered investment companies	2	$879,812,575	0	—
Other pooled investment vehicles	5	$1,928,523,567	1	$42,933,012
Other accounts	182	$1,965,319,994	0	—
Kenneth P. Malvey
Registered investment companies	2	$879,812,575	0	—
Other pooled investment vehicles	5	$1,928,523,567	1	$42,933,012
Other accounts	182	$1,965,319,994	0	—
Terry C. Matlack
Registered investment companies	2	$879,812,575	0	—
Other pooled investment vehicles	2	$69,933,012	2	$69,933,012
Other accounts	160	$185,779,727	0	—
David J. Schulte
Registered investment companies	2	$879,812,575	0	—
Other pooled investment vehicles	2	$69,933,012	2	$69,933,012
Other accounts	160	$185,779,727	0	—
Material Conflicts of Interest
Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the registrant has no interest. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the registrant. Any of their proprietary accounts or other customer accounts may compete with the registrant for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the registrant, even though their investment objectives may be the same as, or similar to, the registrant’s objectives. When two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with the client’s various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position the registrant may obtain or sell. In other cases, the registrant’s ability to participate in volume transactions may produce better execution for it.

The registrant, TYY, TYN and TTO have the same investment adviser, rely on some of the same personnel and will use the same portfolio managers. To the extent certain energy infrastructure company securities meet the registrant’s investment objective and the objectives of other investment companies or accounts managed by the Adviser, the registrant may compete with such companies or accounts for the same investment opportunities.
Situations may occur when the registrant could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the registrant or the other accounts, thereby limiting the size of the registrant’s position; (2) the difficulty of liquidating an investment for the registrant or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in private placement securities under the Investment Company Act of 1940. The registrant’s investment opportunities may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.
In addition, three of the five portfolio managers are affiliates of, but not employees of, the Adviser, and each has other significant responsibilities with Fountain Capital, which conducts businesses and activities of its own in which the Adviser has no economic interest. If these separate activities become significantly greater or have greater profit potential than the Adviser’s activities, there could be material competition for the efforts of these portfolio managers.
Compensation
None of Messrs. Birzer, Hamel, Malvey, Matlack or Schulte receives any direct compensation from the registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser, Fountain Capital or KCEP. Messrs. Schulte and Matlack are full-time employees of the Adviser and receive a fixed salary for the services they provide. Messrs. Birzer, Hamel and Malvey are employees of Fountain Capital and receive a fixed salary for the services they provide. Fountain Capital is paid a fixed monthly fee, subject to adjustment, for the services of Messrs. Birzer, Hamel or Malvey. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own an equity interest in either KCEP or Fountain Capital, the two entities that control the Adviser, and each thus benefits from increases in the net income of the Adviser, KCEP or Fountain Capital.
Securities Owned in the Registrant by Portfolio Managers
The following table provides information about the dollar range of equity securities in the registrant beneficially owned by each of the portfolio managers as of November 30, 2006:
Portfolio Manager	Aggregate Dollar Range of Holdings in the Registrant
H. Kevin Birzer	Over $100,000
Zachary A. Hamel	Over $100,000
Kenneth P. Malvey	Over $100,000
Terry C. Matlack	Over $100,000
David J. Schulte	Over $100,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

Month #1	0	0	0	0
6/1/06-6/30/06

Month #2	0	0	0	0
7/1/06-7/31/06

Month #3	0	0	0	0
8/1/06-8/31/06

Month #4	0	0	0	0
9/1-06-9/30/06

Month #5	0	0	0	0
10/1/06-10/31/06

Month #6	0	0	0	0
11/1/06-11/30/06

Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.
None.
Item 11. Controls and Procedures.
(a) The Registrant’s President/Chief Executive Officer and Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.
(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.
Item 12. Exhibits.
(a) (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit.  Incorporated by the reference to the Registrant’s Form N-CSR filed on February 3, 2006.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.
(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant)	Tortoise Energy Infrastructure Corporation
By (Signature and Title)	/s/ David Schulte
David J. Schulte, President and Chief Executive Officer
Date January 31, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By (Signature and Title)	/s/ David Schulte
David J. Schulte, President and Chief Executive Officer
Date January 31, 2007

By (Signature and Title)	/s/ Terry Matlack
Terry C. Matlack, Chief Financial Officer
Date January 31, 2007